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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2004

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware             1-9924              52-1568099
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         (State or other       (Commission        (IRS Employer
         jurisdiction of       File Number)       Identification No.)
         incorporation)

            399 Park Avenue, New York, New York              10043
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         (Address of principal executive offices)          (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

Exhibit No.                              Description
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
  1.01          Terms Agreement, dated January 30, 2004, among the Company and the underwriters named therein, relating to the offer and sale of the Company's 4.75% Fixed Rate/Floating Rate Subordinated
                Notes due February 10, 2019.

  4.01          Form of DTC Global Note for the Company's 4.75% Fixed
                Rate/Floating Rate Subordinated Notes due February 10, 2019.

  4.02          Form of International Global Note for the Company's 4.75%
                Fixed Rate/Floating Rate Subordinated Notes due February 10,
                2019.

  4.03          Agency Agreement, dated February 10, 2004, among the Company,
                Citibank, N.A. and Dexia Banque Internationale a Luxembourg,
                Societe Anonyme.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2004                       CITIGROUP INC.

                                        By:     /s/ Eric Wentzel
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                                            Eric Wentzel
                                            Assistant Treasurer

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